Income Taxes	12 Months Ended
Jun. 30, 2015
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]
Note 4 – Income Taxes

As previously discussed in Note 2 – Summary of Significant Accounting Policies, the Company is included in Ampio’s consolidated tax returns. For purposes of these financial statements, the Company’s taxes are computed and reported on a “separate return” basis. Ampio and Aytu do not have a tax sharing agreement. Accordingly, certain tax attributes, e.g., net operating loss carryforwards, reflected in these financial statements, may or may not be available to Aytu. In the event that Ampio’s ownership interest in Aytu falls below 80% and Aytu is deconsolidated from Ampio’s consolidated income tax return, the net operating loss carryforwards originated prior to the incorporation of Vyrix and Luoxis would no longer be available to Aytu and the related deferred income tax asset would be removed and recorded as a deemed dividend to the parent, Ampio.

Income tax benefit resulting from applying statutory rates in jurisdictions in which Aytu is taxed (Federal and State of Colorado) differs from the income tax provision (benefit) in the Aytu’s financial statements. The following table reflects the reconciliation for the respective periods:

	Years Ended June 30,
	2015	2014

Benefit at federal statutory rate	(34.00)%	(34.00)%
State, net of federal income tax benefit	(2.79)%	(2.89)%
Stock-based compensation	5.51%	1.84%
Change in valuation allowance	30.95%	22.29%
Other	0.03%	0.03%
Effective tax rate	(0.30)%	(12.73)%

Deferred income taxes arise from temporary differences in the recognition of certain items for income tax and financial reporting purposes. The approximate tax effects of significant temporary differences which comprise the deferred tax assets and liabilities are as follows for the respective periods:

	2015	2014
Current deferred income tax asset:
Deferred revenue short-term	$32,000	$32,000
Accrued expenses	73,000	—
Valuation allowance	(64,000)	(13,000)
Total current deferred income tax asset	41,000	19,000

Long-term deferred income tax assets (liabilities):
Net operating loss carryforward	6,337,000	3,847,000
Section 197 intangible	453,000	482,000
Deferred revenue long-term	158,000	190,000
Share-based compensation expense	—	80,000
Acquired in-process research and development	(2,779,000)	(2,779,000)
Less: Valuation allowance	(4,210,000)	(1,863,000)
Total long-term deferred income tax assets (liabilities)	(41,000)	(43,000)
Total deferred income tax assets (liabilities)	$—	$(24,000)

Aytu has recorded income tax benefits in its statements of operations since inception, stemming from its operating losses, and is expected to incur operating losses for the foreseeable future. During the year ended June 30, 2015, the net deferred tax liability was reduced to zero based upon the operating losses, thus Aytu established a valuation allowance offsetting any future net deferred tax asset. As such, Aytu would no longer record income tax benefits in its results of operations after the year ended June 30, 2015 because management is currently unable to conclude that it is more likely than not that a benefit will be realized.

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income, carry back opportunities and tax planning strategies in making the assessment. The Company believes it is more likely than not it will realize the benefits of these deductible differences, net of the valuation allowance provided.

The Company has federal net operating loss carryforwards of approximately $17.1 million and $10.4 million as of June 30, 2015 and June 30, 2014, respectively that, subject to limitation, may be available in future tax years to offset taxable income. The available net operating losses, if not utilized to offset taxable income in future periods, will begin to expire in 2031 through 2034. Net operating loss carryforwards are subject to examination in the year they are utilized regardless of whether the tax year in which they are generated has been closed by statute. The amount subject to disallowance is limited to the NOL utilized. Accordingly, the Company may be subject to examination for prior NOLs generated as such NOLs are utilized.

As of June 30, 2015 and 2014, the Company has no liability for gross unrecognized tax benefits or related interest and penalties.

Aytu has made its best estimates of certain income tax amounts included in the financial statements. Application of the Company’s accounting policies and estimates, however, involves the exercise of judgment and use of assumptions as to future uncertainties and, as a result, could differ from these estimates. In arriving at its estimates, factors the Company considers include how accurate the estimates or assumptions have been in the past, how much the estimates or assumptions have changed and how reasonably likely such changes may have a material impact. Aytu has been historically included in the Ampio consolidated tax return. Under the general statute of limitations, the Company would not be subject to federal or Colorado income tax examinations for years prior to 2011 and 2010, respectively. However, given the net operating losses generated since inception, all tax years since inception are subject to examination.